EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2015 Financial Results

SAN RAFAEL, Calif., April 15, 2015 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the first quarter 2015 of $14.6 million and diluted earnings per common share ("EPS") of $0.57, compared to net income of $15.0 million and EPS of $0.58 for the prior quarter. In the first quarter 2015, Westamerica Bancorporation paid a $0.38 per common share dividend to its shareholders.

"Westamerica's credit quality is much improved from one year ago with nonperforming assets declining 24 percent to $23 million at March 31, 2015. Net losses on loans were $298 thousand in the first quarter 2015, which was only 0.07 percent of total average loans on an annualized basis. With credit quality stable at very healthy levels, the provision for loan losses was reduced to zero for the first quarter 2015. Our annualized net interest margin was 3.43 percent in the first quarter 2015, down from 3.53 percent in the prior quarter. Low market interest rates continue to pressure our net interest margin, particularly the securities portfolio yield as we are currently purchasing shorter-duration, lower-yielding securities in anticipation of rising interest rates. Our margin is supported by a relatively low annualized funding cost of 0.06 percent. During the first quarter 2015, 91 percent of our average deposits were low-cost checking and savings deposits. Operating costs remained stable in the first quarter 2015, representing a relatively low 54 percent of total revenues, on a fully-taxable equivalent basis," said Chairman, President and CEO David Payne. "Our operating results generated an annualized return on shareholders' common equity of 11.4 percent for the first quarter 2015," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $36.9 million for the first quarter 2015, compared to $37.3 million for the prior quarter and $38.9 million for the first quarter 2014. Net interest income declined as market interest rates on many loan products remain below the yields earned on older-dated loans and on the overall loan portfolio. The Company is reducing its exposure to rising interest rates by purchasing shorter-duration investment securities which carry lower yields than longer-duration securities. The annualized interest cost of funding the Company's loans and investment securities was 0.06 percent for the first quarter 2015, down from 0.08 percent for the prior quarter, and down from 0.09 percent for the first quarter 2014. The annualized net interest margin on a fully taxable equivalent basis was 3.43 percent for the first quarter 2015, compared to 3.53 percent for the prior quarter and 3.83 percent for the first quarter 2014.

The provision for loan losses was zero for the first quarter 2015, down from $200 thousand for the prior quarter, and down from $1.0 million for the first quarter 2014. Net loan losses charged against the allowance for loan losses totaled $298 thousand for the first quarter 2015, compared to $484 thousand for the prior quarter and $584 thousand for the first quarter 2014. At March 31, 2015, the allowance for loan losses totaled $31.2 million; nonperforming originated loans totaled $3.5 million; and nonperforming purchased loans totaled $10.0 million.

Noninterest income for the first quarter 2015 totaled $12.3 million, compared to $12.5 million for the prior quarter and $13.0 million for the first quarter 2014. Noninterest income was lower in the first quarter 2015 due to reduced levels of service charges on deposit accounts. Further, merchant processing service fees declined $221 thousand in the first quarter 2015 compared to the first quarter 2014.

Noninterest expense for the first quarter 2015 totaled $26.7 million, compared to $26.4 million in the prior quarter and $26.9 million for the first quarter 2014.

At March 31, 2015, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.0 percent, assets totaled $5.0 billion and loans outstanding totaled $1.7 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2014 filed on Form 10-K and quarterly report for the quarter ended September 30, 2014 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2015

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'15	Q1'14	Change	Q4'14

Net Interest and Fee Income (FTE)	$36,930	$38,864	-5.0%	$37,305
Provision for Loan Losses	--	1,000	n/m	200
Noninterest Income	12,300	12,990	-5.3%	12,545
Noninterest Expense	26,727	26,873	-0.5%	26,353
Income Before Taxes (FTE)	22,503	23,981	-6.2%	23,297
Income Tax Provision (FTE)	7,946	8,674	-8.4%	8,269
Net Income	$14,557	$15,307	-4.9%	$15,028

Average Common Shares Outstanding	25,651	26,433	-3.0%	25,821
Diluted Average Common Shares	25,655	26,537	-3.3%	25,858

Operating Ratios:
Basic Earnings Per Common Share	$0.57	$0.58	-1.7%	$0.58
Diluted Earnings Per Common Share	0.57	0.58	-1.7%	0.58
Return On Assets (a)	1.17%	1.27%		1.18%
Return On Common Equity (a)	11.4%	11.6%		11.5%
Net Interest Margin (FTE) (a)	3.43%	3.83%		3.53%
Efficiency Ratio (FTE)	54.3%	51.8%		52.9%

Dividends Paid Per Common Share	$0.38	$0.38	0.0%	$0.38
Common Dividend Payout Ratio	67%	66%		66%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'15	Q1'14	Change	Q4'14

Interest and Fee Income (FTE)	$37,589	$39,762	-5.5%	$38,105
Interest Expense	659	898	-26.6%	800
Net Interest and Fee Income (FTE)	$36,930	$38,864	-5.0%	$37,305

Average Earning Assets	$4,342,031	$4,093,087	6.1%	$4,203,048
Average Interest--
Bearing Liabilities	2,571,484	2,534,251	1.5%	2,554,153

Yield on Earning Assets (FTE) (a)	3.49%	3.92%		3.61%
Cost of Funds (a)	0.06%	0.09%		0.08%
Net Interest Margin (FTE) (a)	3.43%	3.83%		3.53%
Interest Expense/
Interest-Bearing Liabilities (a)	0.10%	0.14%		0.12%
Net Interest Spread (FTE) (a)	3.39%	3.78%		3.49%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'15	Q1'14	Change	Q4'14

Total Assets	$5,059,537	$4,889,940	3.5%	$5,050,417
Total Earning Assets	4,342,031	4,093,087	6.1%	4,203,048
Total Loans	1,683,748	1,822,065	-7.6%	1,709,012
Commercial Loans	401,167	388,997	3.1%	395,933
Commercial RE Loans	710,475	788,270	-9.9%	723,153
Consumer Loans	572,106	644,798	-11.3%	589,926
Total Investment Securities	2,658,283	2,271,022	17.1%	2,494,036
Available For Sale (Market)	1,632,868	1,147,966	42.2%	1,467,682
Held To Maturity	1,025,415	1,123,056	-8.7%	1,026,354
Unrealized Gain (Loss)	15,634	(6,502)	n/m	9,904

Loans/Deposits	38.2%	43.3%		39.1%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'15	Q1'14	Change	Q4'14

Total Deposits	$4,402,946	$4,209,723	4.6%	$4,373,472
Noninterest Demand	1,919,820	1,768,464	8.6%	1,925,741
Interest Bearing Transaction	810,877	781,779	3.7%	806,051
Savings	1,292,238	1,192,651	8.4%	1,248,699
Time greater than $100K	199,251	258,202	-22.8%	205,894
Time less than $100K	180,760	208,627	-13.4%	187,087
Total Short-Term Borrowings	86,354	62,472	38.2%	86,323
Federal Home Loan Bank Advances	2,004	20,520	n/m	20,099
Term Repurchase Agreement	--	10,000	n/m	--
Shareholders' Equity	516,086	533,159	-3.2%	518,206

Demand Deposits/
Total Deposits	43.6%	42.0%		44.0%
Transaction & Savings
Deposits / Total Deposits	91.4%	88.9%		91.0%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	4,342,031	$37,589	3.49%
Total Loans (FTE)	1,683,748	20,613	4.96%
Commercial Loans (FTE)	401,167	4,708	4.76%
Commercial RE Loans	710,475	10,941	6.25%
Consumer Loans	572,106	4,964	3.51%
Total Investments (FTE)	2,658,283	16,976	2.55%

Interest Expense Paid
Total Earning Assets	4,342,031	659	0.06%
Total Interest-Bearing Liabilities	2,571,484	659	0.10%
Total Interest-Bearing Deposits	2,483,126	642	0.10%
Interest-Bearing Transaction	810,877	63	0.03%
Savings	1,292,238	216	0.07%
Time less than $100K	180,760	166	0.37%
Time greater than $100K	199,251	197	0.40%
Total Short-Term Borrowings	86,354	16	0.08%
Federal Home Loan Bank Advances	2,004	1	0.20%

Net Interest Income and
Margin (FTE)		$36,930	3.43%

	Q1'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,093,087	$39,762	3.92%
Total Loans (FTE)	1,822,065	23,359	5.19%
Commercial Loans (FTE)	388,997	5,575	5.81%
Commercial RE Loans	788,270	11,923	6.13%
Consumer Loans	644,798	5,861	3.67%
Total Investments (FTE)	2,271,022	16,403	2.89%

Interest Expense Paid
Total Earning Assets	4,093,087	898	0.09%
Total Interest-Bearing Liabilities	2,534,251	898	0.14%
Total Interest-Bearing Deposits	2,441,259	754	0.13%
Interest-Bearing Transaction	781,779	67	0.03%
Savings	1,192,651	234	0.08%
Time less than $100K	208,627	221	0.43%
Time greater than $100K	258,202	232	0.36%
Total Short-Term Borrowings	62,472	20	0.13%
Federal Home Loan Bank Advances	20,520	99	1.97%
Term Repurchase Agreement	10,000	25	1.01%

Net Interest Income and
Margin (FTE)		$38,864	3.83%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'15	Q1'14	Change	Q4'14

Service Charges on Deposits	$5,707	$6,010	-5.0%	$5,870
Merchant Processing Services	1,703	1,924	-11.5%	1,734
Debit Card Fees	1,456	1,405	3.6%	1,478
Other Service Fees	665	661	0.7%	673
ATM Processing Fees	585	620	-5.7%	581
Trust Fees	706	654	7.9%	684
Financial Services Commissions	153	171	-10.9%	171
Other Income	1,325	1,545	-14.3%	1,354
Total Noninterest Income	$12,300	$12,990	-5.3%	$12,545

Total Revenue (FTE)	$49,230	$51,854	-5.1%	$49,850
Noninterest Income/Revenue (FTE)	25.0%	25.1%		25.2%
Service Charges/Avg. Deposits (a)	0.53%	0.58%		0.53%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.78	$7.96	-2.2%	$7.66

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'15	Q1'14	Change	Q4'14

Salaries & Benefits	$13,338	$14,126	-5.6%	$13,086
Occupancy	3,727	3,727	0.0%	3,708
Outsourced Data Processing	2,108	2,105	0.1%	2,097
Amortization of
Identifiable Intangibles	1,001	1,105	-9.4%	1,051
Professional Fees	548	430	27.6%	640
Furniture & Equipment	1,119	1,005	11.3%	1,104
Other Real Estate Owned	315	(350)	n/m	265
Courier Service	543	610	-10.9%	686
Other Operating	4,028	4,115	-2.1%	3,716
Total Noninterest Expense	$26,727	$26,873	-0.5%	$26,353

Noninterest Expense/
Avg. Earning Assets (a)	2.50%	2.66%		2.49%
Noninterest Expense/Revenues (FTE)	54.3%	51.8%		52.9%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q1'15	Q1'14	Change	Q4'14

Average Total Loans	$1,683,748	$1,822,065	-7.6%	$1,709,012

Allowance for Loan Loss (ALL)
Beginning of Period	$31,485	$31,693	-0.7%	$31,769
Provision for Loan Losses	0	1,000	n/m	200
Net ALL Losses	(298)	(584)	-48.9%	(484)
ALL End of Period	$31,187	$32,109	-2.9%	$31,485
ALL Recoveries/Gross ALL Losses	73%	56%		83%

Net ALL Losses/Avg. Total Loans (a)	0.07%	0.13%		0.11%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/15	3/31/14	Change	12/31/14

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$3,315	$4,784	-30.7%	$5,296
Performing Nonaccrual	26	39	-34.1%	13
Total Nonaccrual Loans	3,341	4,823	-30.7%	5,309
90+ Days Past Due Accruing Loans	191	196	-2.6%	502
Total	3,532	5,019	-29.6%	5,811
Repossessed Originated Loan Collateral	5,483	5,347	2.5%	4,809
Total Nonperforming
Originated Assets	9,015	10,366	-13.0%	10,620

Nonperforming Purchased Covered Loans (1,3):
Nonperforming Nonaccrual	--	86	n/m	297
Performing Nonaccrual	--	--	n/m	--
Total Nonaccrual Loans	--	86	n/m	297
90+ Days Past Due Accruing Loans	--	--	n/m	--
Total	--	86	n/m	297
Repossessed Purchased Covered
Loan Collateral (1,3)	486	585	-16.9%	--
Total Nonperforming Purchased
Covered Assets (1,3)	486	671	-27.6%	297

Nonperforming Purchased Non-Covered Loans (2,3):
Nonperforming Nonaccrual	8,952	11,578	-22.7%	11,901
Performing Nonaccrual	1,093	902	21.1%	97
Total Nonaccrual Loans	10,045	12,480	-19.5%	11,998
90+ Days Past Due Accruing Loans	--	209	n/m	--
Total	10,045	12,689	-20.8%	11,998
Repossessed Purchased Non-Covered
Loan Collateral (2,3)	3,264	6,254	-47.8%	1,565
Total Nonperforming Purchased
Non-Covered Assets (2,3)	13,309	18,943	-29.7%	13,563

Total Nonperforming Assets	$22,810	$29,980	-23.9%	$24,480

Total Originated Loans Outstanding	$1,465,546	$1,529,502	-4.2%	$1,470,369
Total Purchased Covered
Loans Outstanding (1,3)	16,329	18,969	-13.9%	17,078
Total Purchased Non-Covered
Loans Outstanding (2,3)	202,009	267,848	-24.6%	212,843
Total Loans Outstanding	$1,683,884	$1,816,319	-7.3%	$1,700,290

Total Assets	$5,035,777	$4,921,042	2.3%	$5,035,724

Loans:
Allowance for Loan Losses	$31,187	$32,109	-2.9%	$31,485
Allowance/Loans	1.85%	1.77%		1.85%
Nonperforming Loans/Total Loans	0.81%	0.98%		1.06%

Purchased Covered Loans (1,3):
Fair Value Discount on Purchased
Covered Loans	$200	$643		$468
Discount/Purchased Covered
Loans, gross	1.21%	3.28%		2.67%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.00%	0.45%		1.74%

Purchased Non-Covered Loans (2,3):
Fair Value Discount on Purchased
Non-Covered Loans	$8,705	$12,140		$9,372
Discount/Purchased Non-Covered	4.13%	4.34%		4.22%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	4.97%	4.74%		5.64%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/15	3/31/14	Change	12/31/14

Shareholders' Equity	$527,380	$540,883	-2.5%	$526,603
Total Assets	5,035,777	4,921,042	2.3%	5,035,724

Shareholders' Equity/
Total Assets	10.47%	10.99%		10.46%
Shareholders' Equity/
Total Loans	31.32%	29.78%		30.97%

Tangible Common Equity Ratio	8.01%	8.40%		7.97%
Common Shares Outstanding	25,563	26,299	-2.8%	25,745
Common Equity Per Share	$20.63	$20.57	0.3%	$20.45
Market Value Per Common Share	$43.21	$54.08	-20.1%	$48.96

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'15	Q1'14	Change	Q4'14

Total Shares Repurchased	183	437	-58.2%	161
Average Repurchase Price	$42.99	$51.93	-17.2%	$48.73
Net Shares Repurchased	182	211	-13.8%	161

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/15	3/31/14	Change	12/31/14
Assets:
Cash and Due from Banks	$247,450	$428,840	-42.3%	$380,836

Investment Securities:
Available For Sale	1,777,320	1,240,288	43.3%	1,600,781
Held to Maturity	1,015,231	1,110,329	-8.6%	1,038,658

Loans	1,683,884	1,816,319	-7.3%	1,700,290
Allowance For Loan Losses	(31,187)	(32,109)	-2.9%	(31,485)
Total Loans, net	1,652,697	1,784,210	-7.4%	1,668,805

Other Real Estate Owned	9,233	12,186	-24.2%	6,374
Premises and Equipment, net	38,313	36,675	4.5%	37,852
Identifiable Intangibles, net	13,286	17,452	-23.9%	14,287
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	160,574	169,389	-5.2%	166,458

Total Assets	$5,035,777	$4,921,042	2.3%	$5,035,724

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,902,904	$1,778,034	7.0%	$1,910,781
Interest-Bearing Transaction	787,633	771,299	2.1%	792,448
Savings	1,313,007	1,207,881	8.7%	1,260,819
Time	376,532	457,569	-17.7%	385,143
Total Deposits	4,380,076	4,214,783	3.9%	4,349,191

Short-Term Borrowed Funds	82,960	64,382	28.9%	89,784
Federal Home Loan Bank Advances	--	20,437	n/m	20,015
Term Repurchase Agreement	--	10,000	n/m	--
Other Liabilities	45,361	70,557	-35.7%	50,131
Total Liabilities	4,508,397	4,380,159	2.9%	4,509,121

Shareholders' Equity:
Common Equity:
Paid-In Capital	377,669	386,201	-2.2%	380,843
Accumulated Other
Comprehensive Income	9,600	8,856	8.4%	5,292
Retained Earnings	140,111	145,826	-3.9%	140,468
Total Shareholders' Equity	527,380	540,883	-2.5%	526,603

Total Liabilities and
Shareholders' Equity	$5,035,777	$4,921,042	2.3%	$5,035,724

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'15	Q1'14	Change	Q4'14
Interest & Fee Income:
Loans	$20,230	$22,901	-11.7%	$21,240
Investment Securities:
Available for Sale	7,469	5,630	32.7%	6,884
Held to Maturity	6,218	7,033	-11.6%	6,218
Total Interest & Fee Income	33,917	35,564	-4.6%	34,342

Interest Expense:
Transaction Deposits	63	67	-6.0%	65
Savings Deposits	216	234	-7.8%	214
Time Deposits	363	453	-19.8%	393
Short-Term Borrowed Funds	16	20	-18.5%	25
Federal Home Loan Bank Advances	1	99	n/m	103
Term Repurchase Agreement	--	25	n/m	--
Total Interest Expense	659	898	-26.6%	800

Net Interest Income	33,258	34,666	-4.1%	33,542

Provision for Loan Losses	--	1,000	n/m	200

Noninterest Income:
Service Charges	5,707	6,010	-5.0%	5,870
Merchant Processing Services	1,703	1,924	-11.5%	1,734
Debit Card Fees	1,456	1,405	3.6%	1,478
Other Service Fees	665	661	0.7%	673
ATM Processing Fees	585	620	-5.7%	581
Trust Fees	706	654	7.9%	684
Financial Services Commissions	153	171	-10.9%	171
Other	1,325	1,545	-14.3%	1,354
Total Noninterest Income	12,300	12,990	-5.3%	12,545

Noninterest Expense:
Salaries and Benefits	13,338	14,126	-5.6%	13,086
Occupancy	3,727	3,727	0.0%	3,708
Outsourced Data Processing	2,108	2,105	0.1%	2,097
Amortization of Identifiable Intangibles	1,001	1,105	-9.4%	1,051
Professional Fees	548	430	27.6%	640
Furniture & Equipment	1,119	1,005	11.3%	1,104
Other Real Estate Owned	315	(350)	n/m	265
Courier Service	543	610	-10.9%	686
Other	4,028	4,115	-2.1%	3,716
Total Noninterest Expense	26,727	26,873	-0.5%	26,353

Income Before Income Taxes	18,831	19,783	-4.8%	19,534
Income Tax Provision	4,274	4,476	-4.5%	4,506
Net Income	$14,557	$15,307	-4.9%	$15,028

Average Common Shares Outstanding	25,651	26,433	-3.0%	25,821
Diluted Common Shares Outstanding	25,655	26,537	-3.3%	25,858

Per Common Share Data:
Basic Earnings	$0.57	$0.58	-1.7%	$0.58
Diluted Earnings	0.57	0.58	-1.7%	0.58
Dividends Paid	0.38	0.38	0.0%	0.38
Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
(3) The FDIC indemnification of non-single family assets acquired from the former County Bank expired 2/6/14 and were reclassified into purchased non-covered loans and repossessed loan collateral.
CONTACT: For additional information contact:
         Westamerica Bancorporation
         1108 Fifth Avenue, San Rafael, CA 94901
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840
         investments@westamerica.com